UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2020

HOMETOWN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-207488	46-5705488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 E. Grant Street

Woodstown, NJ, 08098

(Address of principal executive offices) (Zip Code)

(856) 759-9034

(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

Effective as of May 1, 2020, Hometown International, Inc., a Nevada corporation (the “Company”), entered into a Consulting Agreement (the “Tryon Consulting Agreement”) with Tryon Capital Ventures LLC, a North Carolina limited liability company (“Tryon”). Pursuant to the Tryon Consulting Agreement, Tryon was engaged as a consultant to the Company, to, among other things, support in the research, development, and analysis of product, financial and strategic matters. The term of the Tryon Consulting Agreement is one year; provided, however, that each party has the right to terminate the agreement upon 30 days’ prior written notice to the other.

Pursuant to the Tryon Consulting Agreement, Tryon shall receive $15,000 per month during the term of the agreement, in addition to reimbursement of expenses approved in advance by the Company.

Tryon is 50% owned by the father of the Company’s Chairman of the Board.

The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein in its entirety by reference.

In addition, effective as of May 1, 2020, the Company also entered into a Consulting Agreement (the “VCH Consulting Agreement”) with VCH Limited, a company formed under the laws of Macau (“VCH”). Pursuant to the VCH Consulting Agreement, VCH was engaged as a consultant to the Company, to, among other things, create and build a presence with high net worth and institutional investors. The term of the VCH Consulting Agreement is one year; provided, however, that each party has the right to terminate the agreement upon 30 days’ prior written notice to the other.

Pursuant to the VCH Consulting Agreement, VCH shall receive $25,000 per month during the term of the agreement, in addition to reimbursement of expenses approved in advance by the Company.

VCH is an affiliate of the Company based upon beneficial ownership of in excess of 10% of the Company’s common stock.

The foregoing description of the VCH Consulting Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Exhibit
10.1	Consulting Agreement, effective as of May 1, 2020, by and between Tryon Capital Ventures LLC and the Company

10.2	Consulting Agreement, effective as of May 1, 2020, by and between VCH Limited and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETOWN INTERNATIONAL, INC.

Date: May 7, 2020	By:	/s/ Paul F. Morina
Paul F. Morina Chief Executive Officer and Chief Financial Officer

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